OTHER NON-CURRENT ASSETS, NET	12 Months Ended
Dec. 31, 2020
OTHER NON-CURRENT ASSETS, NET
OTHER NON-CURRENT ASSETS, NET

11. OTHER NON-CURRENT ASSETS, NET

Other non-current assets consisted of the following:

	As of December 31,
	2019	2020
	RMB	RMB

Prepaid long-term deposit and loans to lock-up an equity interest investment (Note i)	42,212	89,929
Long-term receivables from Jinghan Taihe (Note ii & Note 23)	10,773	13,723
Long-term restricted cash (Note iii)	6,587	19,373
Long-term lease deposits	5,290	3,603
Equity method investments	1,895	1,740
Long-term subsidy receivable (Note 7(iv) & Note 23)	—	6,577
Others	4,214	4,122
Total	70,971	139,067

(Note i) In April 2019, Ambow Shida entered into an agreement to lock-up a no-less-than 51% equity interest of Hebi School held by Dongyuan for six years, starting from May 1, 2019 till April 30, 2025. Hebi School is a for-profit K-12 school located in Hebi, Henan Province in China, and under campus construction from July 2019. It will provide elementary, junior and senior high school full curriculum services once put into use. Ambow Shida paid RMB 40,000 to Dongyuan as a deposit in April 2019 according to the agreement. As agreed by both parties, if Ambow Shida and Dongyuan reached for agreement to transfer the equity interest of Hebi School at any time during the six years, the deposit in RMB 40,000 plus 10% annual interest accrued would not be returned but as part of the consideration for the transfer; or, Dongyuan will return the deposit to Ambow Shida with 10% annual interest within seven days upon the termination of the Agreement. Ambow Shida recognized RMB 40,000 as the principal and RMB 5,758 as interest receivable of the lock-up deposit as of December 31, 2020.

Ambow Shengying also entered into a series of loan agreements with Dongyuan in 2019 and 2020 with 5% annual interest rate. The total outstanding principles and interest receivable were RMB 42,600 and RMB 1,571 as of December 31, 2020, respectively. All loan agreements were without any requirements for collateral or pledge on the loans.

On April 8, 2020, the Group entered into an equity transfer intention agreement with Dongyuan to agree that the outstanding loans and interest due would be turned into part of consideration for the Group to acquire a no-less-than 51% equity interest of Hebi School depending on both parties further agreement. No allowance upon such deposit loans and interest receivable was provided in the year of 2020.

(Note ii) As of December 31, 2020, the Group recognized long-term receivables due from Jinghan Taihe of RMB 13,723, including the present value of long-term receivable related to the acquisition of tutoring centers previously owned by Jinghan Taihe and accrued management fee income from Jinghan Taihe. The interest income recognized in the Group’s consolidated income statement for the years ended December 31, 2020 and 2019 were RMB 1,925 and RMB 958, respectively. Due to the termination of operation of Jinghan Tutoring Centers, the Group is negotiating with Jinghan Taihe on settlement of the outstanding receivables and payables as of the date of this report. Refer to Note 13 (ii)-Accrued and Other Liabilities and Note  23-Acquisition for further information.

(Note iii) It includes cash in collateral bank accounts for the issuance of letters of credit in U.S. and cash in special deposit accounts required by the Education Commission to prevent abusive use of educational funds in China.